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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 2, 2001



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)



       Delaware                          0-20570                 59-2712887
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)



                152 West 57th Street, New York, NY             10019
               (Address of principal executive offices)      (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 314-7300
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

     99.1 Investor Presentation Materials, dated October 2, 2001, for use at the Goldman Sachs Communicopia Conference.

ITEM 9.  REGULATION FD DISCLOSURE

     On October 2, 2001, the Registrant presented at the Goldman Sachs Communicopia Conference. A copy of the Registrant's investor presentation materials for such conference, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             USA NETWORKS, INC.


                                             By: /s/ Julius Genachowski
                                                --------------------------------
                                                Name:  Julius Genachowski
                                                Title: Senior Vice President and
                                                       General Counsel


Date: October 2, 2001

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                                  EXHIBIT INDEX

Exhibit No.                        Description

99.1        Investor Presentation Materials.